UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009

MGMT ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

333-152608
 (Commission File Number)

26-1749145
 (IRS Employer Identification No.)

3203 Third Avenue North #300, Billings Montana 59101
 (Address of principal executive offices and Zip Code)

(406) 259-0751
(Registrant's telephone number, including area code)

Quantum Information, Inc.
13414 South 47th Place
Phoenix, Arizona 85044
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

1.01                      Entry into a Material Definitive Agreement

On January 14, 2009, MGMT ENERGY, INC., a Nevada corporation (the “Company”), and Joel Klandrud, the Company’s former President and Principal Financial Officer, entered into an Agreement for the Sale of Assets (the “Asset Sale Agreement”), pursuant to which the Company sold to Mr. Klandrud all of its assets in exchange for (1) the surrender to the Company by Mr. Klandrud of 800,000 shares of the Company’s Common Stock, par value $0.001 per share, and (2) the assumption by Mr. Klandrud all of the Company’s liabilities.  The foregoing description of the Asset Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Asset Sale Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On January 27, 2009, the Company entered into a stock purchase agreement (the “Leykum SPA”) with Charles S. Leykum, pursuant to which the Company agreed to sell to Mr. Leykum 250,000 shares of the Company’s Common Stock, par value $0.001, for an aggregate price of $250.00.  The issuance and sale of the shares of Common Stock to Mr. Leykum is subject to customary closing conditions as set forth in the Leykum SPA.  The foregoing description of the Leykum SPA does not purport to be complete and is qualified in its entirety by reference to the complete text of the Leykum SPA, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

On January 27, 2009, the Company entered into a stock purchase agreement (the “Master Fund SPA”) with CSL Energy Master Fund, L.P., a Cayman Islands limited partnership (“Master Fund”), pursuant to which the Company agreed to sell to Master Fund 105,000 shares of the Company’s Common Stock, par value $0.001, for an aggregate price of $105.00.  The issuance and sale of the shares of Common Stock to Master Fund is subject to customary closing conditions as set forth in the Master Fund SPA.  The foregoing description of the Master Fund SPA does not purport to be complete and is qualified in its entirety by reference to the complete text of the Master Fund SPA, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

On January 27, 2009, the Company entered into a stock purchase agreement (the “Energy Fund SPA”) with CSL Energy Fund, L.P., a Delaware limited partnership (“Energy Fund”), pursuant to which the Company agreed to sell to Energy Fund 645,000 shares of the Company’s Common Stock, par value $0.001, for an aggregate price of $645.00.  The issuance and sale of the shares of Common Stock to Energy Fund is subject to customary closing conditions as set forth in the Energy Fund SPA.  The foregoing description of the Energy Fund SPA does not purport to be complete and is qualified in its entirety by reference to the complete text of the Energy Fund SPA, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 2.01             Completion of Acquisition or Disposition of Assets

Reference is hereby made to the disclosure in respect of the Asset Sale Agreement set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02             Unregistered Sales of Equity Securities

Reference is hereby made to the disclosure in respect of the Leykum SPA, the Master Fund SPA, and the Energy Fund SPA set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

On February 27, 2009, the Company consummated the issuance and sale of the shares of Common Stock described under Item 1.01 above pursuant to each of the Leykum SPA, the Master Fund SPA, and the Energy Fund SPA.  There were no underwriting discounts or commissions in connection with any such sales.  The shares of Common Stock (i) were sold solely to “accredited investors,” as that term is defined in Regulation D of the Securities Act, (ii) were not registered under the Securities Act, or the securities laws of any state, and (iii) were offered and sold in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

Item 4.01             Changes in Registrant’s Certifying Accountant

Effective as of February 26, 2009, the Company dismissed John Kinross-Kennedy (the “Former Accountant”) as its independent accountant.  The Former Accountant had previously been engaged as the principal independent accountant to audit the Company’s financial statements.  The Company retained M&K CPAs, PLLC (“M&K”) as its new independent registered public accountant on February 26, 2009.  M&K is located in Houston, Texas.

The Former Accountant’s report as of April 30, 2008, and for the year then ended, on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph regarding our ability to continue as a going concern.

The decision to change accountants was approved by the Company’s board of directors on February 26, 2009.

During the two most recent fiscal years ended April 30, 2008 and 2007, and in the subsequent interim periods through February 26, 2009, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.  Furthermore, during this same period, there were no “reportable events” as defined in Section 304(a)(1)(v) of Regulation S-K.

The Company had made the contents of this Current Report on Form 8-K available to the Former Accountant prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”), and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether the Former Accountant agrees or disagrees with, or wishes to clarify the Company’s expression of, its views, or containing any additional information.  A copy of the Former Accountant’s letter to the SEC is attached as Exhibit 16.1 to this Current Report on Form 8-K.

As of February 26, 2009, M&K was engaged as the Company’s new independent registered public accountant.  The appointment of M&K was approved by the Company’s board of directors.  During the two most recent fiscal years ended April 30, 2008 and 2007, and in the subsequent interim periods through February 26, 2009, the Company did not consult M&K regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 5, 2009, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to change its name from Quantum Information, Inc. to “MGMT ENERGY, INC.”  The text of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.  The Certificate of Amendment was approved by the Company’s board of directors and by stockholders holding a majority of the Company’s outstanding shares of common stock acting by written consent.

Item 9.01             Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation, dated February 5, 2009.

10.1	Agreement for the Sale of Assets, dated January 14, 2009, by and between the Company and Joel Klandrud.

10.2	Stock Purchase Agreement, dated January 27, 2009, by and between the Company and Charles S. Leykum.

10.3	Stock Purchase Agreement, dated January 27, 2009, by and between the Company and CSL Energy Master Fund, L.P., a Cayman Islands limited partnership.

10.4	Stock Purchase Agreement, dated January 27, 2009, by and between the Company and CSL Energy Fund, L.P., a Delaware limited partnership.

16.1	Letter from John Kinross-Kennedy to the U.S. Securities and Exchange Commission, dated February 27, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 2009

MGMT ENERGY, INC.

By:	/s/ Matt Szot
Matt Szot
Chief Financial Officer

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